UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------
                                  SCHEDULE 14A
                                  -------------

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [  ]

Check  the  appropriate  box:
[ ]   Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission Only [as permitted by Rule 14a-6(e)(2)]
[X]   Definitive  Proxy  Statement
[ ]   Definitive  Additional  Materials
[ ]   Soliciting  Material  Pursuant  to  240.14a-11(c)  or  240.14a-12

                                   ResMed Inc.
      --------------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X]   No  fee  required.
[ ]   Fee  computed  on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title  of  each  class  of  securities  to  which transaction applies:

      --------------------------------------------------------------------------

     (2) Aggregate  number  of  securities  to  which  transaction  applies:

      --------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------

     (4) Proposed  maximum  aggregate  value  of  transaction:

      --------------------------------------------------------------------------

     (5) Total  fee  paid:
      --------------------------------------------------------------------------

[  ]  Fee  paid  previously  with  preliminary  materials.

[  ] Check  box  if  any  part  of  the  fee  is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount  Previously  Paid:

      --------------------------------------------------------------------------

     (2)  Form,  Schedule  or  Registration  Statement  No.:

      --------------------------------------------------------------------------

     (3)  Filing  Party:

      --------------------------------------------------------------------------

     (4)  Date  Filed:

      --------------------------------------------------------------------------


Dear  Shareholder:


You are cordially invited to attend the Annual Meeting of Shareholders of ResMed Inc., at 2:00 p.m. local time, on Monday, November 11, 2002, at the Exchange Square Auditorium, Ground Floor, 18 Bridge Street, Sydney, NSW 2000, Australia.

Information about the business of the meeting and the nominees for election as directors is set forth in the Notice of Meeting and the Proxy Statement, which are attached. This year you are asked to elect three Directors of the Company and to ratify the selection of our independent auditors for fiscal year 2003.

Very  truly  yours,


/S/  PETER  C.  FARRELL
----------------------------------------
Peter  C.  Farrell
Chairman  and  Chief  Executive  Officer



                                   RESMED INC.
               ___________________________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                NOVEMBER 11, 2002
              ____________________________________________________


The 2002 Annual Meeting of Shareholders of ResMed Inc. will be held at the Exchange Square Auditorium, Ground Floor, 18 Bridge Street, Sydney, NSW 2000 Australia, on November 11, 2002, at 2:00 p.m. local time for the following purposes:

1.   To   elect  three  directors,  each  to   serve  for  a  three-year  term;
2. To ratify the selection of KPMG LLP as our independent auditors to examine our consolidated financial statements for the fiscal year ending June 30, 2003; and
3.   To  transact  such  other business as may properly come before the meeting.

Please refer to the accompanying proxy statement for a more complete description of the matters to be considered at the meeting. Only shareholders of record at the close of business on September 13, 2002, will be entitled to notice of, and to vote at, the 2002 Annual Meeting and any adjournment thereof.

It is important that your shares be represented at the annual meeting. Even if you plan to attend the annual meeting in person, please sign, date and return your proxy form in the enclosed envelope as promptly as possible. This will not prevent you from voting your shares in person if you attend, but will make sure that your shares are represented in the event that you cannot attend.

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO UNITED STATES POSTAGE.


By  Order  of  the  Board  of  Directors,


Walter  Flicker
Secretary
Dated:  September  23,  2002



                                   RESMED INC.
                            _________________________

                                 PROXY STATEMENT
                            _________________________

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 11, 2002

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors of ResMed Inc. for use at the 2002 Annual Meeting of Shareholders to be held at 2:00 p.m. on Monday, November 11, 2002, at the Exchange Square Auditorium, Ground Floor, 18 Bridge Street, Sydney, NSW 2000 Australia, and at any and all adjournments and postponements thereof for the following purposes:

1.   To   elect  three   directors,  each  to  serve   for  a  three-year  term;
2. To ratify the selection of KPMG LLP as our independent auditors to examine our consolidated financial statements for the fiscal year ending June 30, 2003; and
3.   To  transact  such  other business as may properly come before the meeting.

The enclosed proxy may be revoked at any time before its exercise by giving written notice of revocation to our Secretary at our principal executive offices located at 14040 Danielson Street, Poway, CA 92064, U.S.A. The shares represented by proxies in the form solicited by the Board of Directors received by us prior to or at the meeting will be voted at the meeting. If a choice is specified on the proxy with respect to a matter to be voted upon, the shares represented by the proxy will be voted in accordance with that specification. If no choice is specified, the shares will be voted as stated below in this proxy statement.

It is expected that this proxy statement and the accompanying form of proxy will first be mailed to our shareholders on or about September 30, 2002. Our Annual Report to Shareholders for Fiscal 2002 is enclosed with this proxy statement along with a copy of our Annual Report to the Securities and Exchange Commission on Form 10-K, but they do not form a part of the proxy soliciting material. The cost of soliciting proxies will be borne by us. Following the original mailing of the proxy soliciting material, further solicitation of proxies may be made by mail, telephone, facsimile and personal interview by our regular employees, who will not receive additional compensation for such solicitation. We will also request that brokerage firms and other nominees or fiduciaries forward copies of the proxy soliciting material and the 2002 Annual Report to beneficial owners of the stock held in their names, and we will reimburse them for reasonable out-of-pocket expenses incurred in doing so.

VOTING  SECURITIES  AND  VOTING  RIGHTS

Only recordholders of our common stock as of the close of business on September 13, 2002 (the "record date") are entitled to receive notice of and to vote at the meeting. At the record date, we had 32,926,109 outstanding shares of common stock, the holders of which are entitled to one vote per share. Accordingly, an aggregate of 32,926,109 votes may be cast on each matter to be considered at the meeting. Holders of our CUFS vote by directing the CHESS nominee how to vote the shares of our common stock underlying their CUFS holdings using the Form of Proxy provided to them by the CHESS nominee.

In order to constitute a quorum for the conduct of business at the meeting, a majority of the outstanding shares entitled to vote at the meeting must be represented at the meeting. Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares represented at the meeting for purposes of determining a quorum. Assuming a quorum is present, directors will be elected by a favorable vote of a plurality of the aggregate votes cast, in person or by proxy, at the meeting. The proposal to ratify the selection of our independent auditors requires the affirmative vote of a majority of the aggregate votes cast, in person or by proxy, at the meeting. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the election of candidates for director or the outcome of the ratification of KPMG LLP as our independent auditors.

COMMON  STOCK  OWNERSHIP  OF  PRINCIPAL  SHAREHOLDERS  AND  MANAGEMENT

The following table shows the number of shares of common stock which, according to information supplied to us, are beneficially owned as of the record date by
(i) each person who, to our knowledge based on Schedules 13G filed with the Securities and Exchange Commission and Substantial Shareholder Notices filed with the Australian Stock Exchange, is the beneficial owner of more than five percent of our outstanding common stock, (ii) each person who is currently a director, three of whom are also nominees for election as directors, (iii) each of the Named Officers as defined on page 5 hereof, and (iv) all current directors and executive officers as a group. As used herein, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). A person is deemed, as of any date, to have "beneficial ownership" of any security that the person has the right to acquire within 60 days after that date.

------------------------------------------------------------------------------------------------
                                                                                     PERCENT OF
                                                            AMOUNT AND NATURE OF    OUTSTANDING
NAME OF BENEFICIAL OWNER(1)                                BENEFICIAL OWNERSHIP(2)  COMMON STOCK
------------------------------------------------------------------------------------------------
Commonwealth Bank of Australia                                        3,713,150(3)          11.3
Level 2, 48 Martin Place
Sydney  NSW  2000  Australia

Deutsche Bank AG                                                      2,031,440(4)           6.2
Taunusanlage 12, D-60325
Frankfurt am Main
Germany

Peter C. Farrell                                                      1,360,492(5)           4.1
Christopher G. Roberts                                                  415,001(6)           1.3
Gary W. Pace                                                            161,667(7)           0.5
Michael A. Quinn                                                        142,501(8)           0.4
Donagh McCarthy                                                         124,001(9)           0.4
Christopher Bartlett                                                    12,334(10)           0.0
Louis A. Simpson                                                        47,200(11)           0.1
Curt Kenyon                                                             34,709(12)           0.1
Deirdre Stewart (ex-executive officer)                                  28,263(13)           0.1
Norman W. DeWitt (ex-executive officer)                                170,933(14)           0.5
All current executive officers and directors (13 persons)            2,612,756(15)           7.9
------------------------------------------------------------------------------------------------

(1) The address of the directors, officers and ex-officers listed in this table is 14040 Danielson Street, Poway, California, 92064-6857.
(2) Except for the information based on Schedules 13F or 13G as indicated in the footnotes hereto, beneficial ownership is stated as of September 13, 2002 and includes shares subject to options exercisable within 60 days after September 13, 2002.
(3) Based on information provided by Commonwealth Bank of Australia, CBA has shared dispositive power and shared voting power and beneficial ownership over these shares.
(4) Based on information provided by Deutsche Asset Management, Australia, on the record date and the Form 13F filed by Deutsche Bank AG on August 29, 2002, Deutsche Bank has shared dispositive power and shared voting power and beneficial ownership over these shares.
(5) Includes 212,634 shares of common stock which may be acquired upon the exercise of options exercisable within 60 days after September 13, 2002.
(6) Includes 5,800 shares held by his wife, 275,200 shares held of record by Cabbit Pty Ltd and 34,000 shares held by Acemed Pty Ltd, two Australian corporations controlled by Dr. Roberts and his wife. Includes 100,001 shares of common stock which may be acquired upon the exercise of options exercisable within 60 days after September 13, 2002.
(7) Includes 21,334 shares of common stock which may be acquired upon the exercise of options exercisable within 60 days after September 13, 2002.
(8) Includes 33,701 shares of common stock which may be acquired upon the exercise of options exercisable within 60 days after September 13, 2002.
(9) Includes 106,001 shares of common stock which may be acquired upon the exercise of options exercisable within 60 days after September 13, 2002.
(10) Includes 12,334 shares of common stock which may be acquired upon the exercise of options exercisable within 60 days after September 13, 2002.
(11) Includes  25,000 shares held in a trust and 4,000 shares owned by his wife.
(12) Includes 16,101 shares of common stock which may be acquired upon the exercise of options exercisable within 60 days after September 13, 2002.
(13) Includes 20,019 shares of common stock which may be acquired upon the exercise of options exercisable within 60 days after September 13, 2002.
(14) Includes 83,332 shares held by his wife and 27,601 shares of common stock which may be acquired upon the exercise of options exercisable within 60 days after September 13, 2002.
(15) Includes, in addition to the shares described in notes 6 through 15 above, 176,750 outright shares and 138,101 shares of common stock which may be acquired upon the exercise of options by the executive officers not named in the table.

The information presented is based upon the knowledge of management and, in the case of the named individuals, upon information furnished by them.


EXECUTIVE  OFFICERS
Our  executive  officers,  as  of  September  13,  2002  were:

---------------------------------------------------------------------------------------
Name                    Age                           Position
Peter C. Farrell         60  Chief Executive Officer and Chairman of Board of Directors
Christopher G. Roberts   48  Executive Vice President; Director
Walter Flicker           47  Vice President, Corporate Secretary
Adrian M. Smith          38  Vice President, Finance and Chief Financial Officer
Curt Kenyon              39  Senior Vice President, Telemedicine and Informatics
Klaus Schindhelm         49  Senior Vice President, Operations
Dana Voien               45  Senior Vice President, Marketing and Business Development
David Pendarvis          43  Vice President, Global General Counsel
---------------------------------------------------------------------------------------

For a description of the business background of Drs. Farrell and Roberts, see "Matters to be Acted Upon/Election of Directors."


WALTER FLICKER has been Corporate Secretary since December 1989. Mr. Flicker was Vice President, U.S. Operations from August 1997 to June 1999, Vice President, Corporate Development from February 1995 to August 1997 and, from December 1989 until February 1995, he served as our Vice President, Finance. Before that he was an engineering consultant with Bio-Agrix Pty Ltd., a biomedical engineering consulting company and a Business Development Manager at Baxter Center for Medical Research Pty Ltd., a subsidiary of Baxter International, Inc. Mr.
Flicker holds a B.E. with honors in mechanical engineering and a Master's in Biomedical Engineering from the University of New South Wales.

ADRIAN SMITH has been Chief Financial Officer since February 1995. From January 1986 through January 1995, Mr. Smith was employed by Price Waterhouse, specializing in the auditing of listed public companies in the medical and scientific field. Mr. Smith holds a B.Ec. from Macquarie University and is a Certified Chartered Accountant.

CURT KENYON has been Senior Vice President, Telemedicine and Informatics Services since August 2002. From 1999 to 2002 he was Senior Vice President, Sales and Marketing for the United States, Canada and Latin America. From 1997 to 1999, he held the position of Vice President, U.S. Sales. Between 1995 and 1997, he was the Director of U.S. Sales and between 1994 and 1995, he held the position of Eastern Region Sales Manager. Before his employment with us, Mr. Kenyon was a Regional Sales Manager for EMPI Inc. and Medtronic, both of Minneapolis, MN. Mr. Kenyon holds a B.A. in Design and Planning with a concentration in Business Administration from State University of New York at Buffalo, where he was a cum laude graduate.

KLAUS SCHINDHELM, PH.D., has been Senior Vice President of Operations since October 2001. From January 2000 to October 2001, Dr. Schindhelm was our Vice President, Operations. Dr. Schindhelm was Vice President, Product Development, from July 1998 to December 1999. From January 1995 to June 1998 Dr. Schindhelm was Professor and Head, Graduate School of Biomedical Engineering, University of New South Wales and from January 1990 to August 1994, Director, Centre for Biomedical Engineering, University of New South Wales. Before that Dr. Schindhelm held various academic positions in Biomedical Engineering at the University of New South Wales. Dr. Schindhelm received a B.E. and a Ph.D. in Chemical Engineering from the University of New South Wales.

DANA VOIEN has been Senior Vice President, New Business, Marketing and Clinical Affairs since August 2002. From January 2002 to August 2002 Mr. Voien was our Vice President/General Manager of Diagnostics. Before joining ResMed Mr. Voien held numerous sales and marketing executive management positions with Baxter International and Edwards Lifesciences, including Vice President/ General Manager for Baxter's Anesthesia/IV business based in Tokyo, and Vice President of Surgical Group Sales for Edwards Lifesciences. Mr. Voien holds a B.A. in Marketing Management from California State University at Fullerton.

DAVID PENDARVIS joined us as Vice President, Global General Counsel in September 2002. From September 2000 until September 2002, Mr. Pendarvis was a partner in the law firm of Gray Cary Ware & Freidenrich LLP where he specialized in intellectual property and general business litigation. Until September 2000, he was a partner with Gibson, Dunn & Crutcher LLP, where he began working in 1986. From 1984 until 1986, he was a law clerk to the Hon. J. Lawrence Irving, U.S. District Judge, Southern District of California. Mr. Pendarvis holds a B.A. from Rice University, and a J.D., cum laude, from the University of Texas School of Law.

Dr. Deirdre Stewart and Norman DeWitt, named in the table below, ceased being executive officers of the company on August 21 and September 1, 2002 respectively, and were replaced on these respective dates by Dana Voien and David Pendarvis. Mr. DeWitt will be working with Mr. Pendarvis prior to leaving full-time employment with the Company on December 31, 2002.

DEIRDRE STEWART, PH.D., has been Vice President, Strategic Clinical Initiatives, since August 2002. From 2000 through August 2002, Dr. Stewart was Vice
President of Clinical Education and New Business. From 1999 to 2000, Dr. Stewart held the position of Vice President of Marketing and Education, and from 1997 to 1999 she was the Vice President of Education and Training. Before joining ResMed in 1993, Dr. Stewart was a clinical researcher at Sydney University where she completed her Ph.D. in Physiology in sleep-disordered breathing. Dr. Stewart is a registered nurse and holds a B.A. from the University of New South Wales.

NORMAN DEWITT is currently a Vice President of the Company. Mr. DeWitt was previously General Counsel from June 1999 to September 2002 and Corporate Counsel (U.S.) from October 1998 to June 1999; Vice President, U.S. Marketing from August 1997 to September 1998; and Vice President, U.S. Operations, from October 1994 to August 1997. Before joining ResMed, Mr. DeWitt held various positions both as an attorney and executive for companies based in Minneapolis, MN, and provided consulting services to ResMed beginning in 1990. Mr. DeWitt holds a B.A. from Amherst College, a J.D. from the University of Minnesota Law School and a L.L.M. from William Mitchell College of Law.

EXECUTIVE  COMPENSATION

The following table sets forth certain information regarding the annual and long-term compensation paid for services rendered to us in all capacities for the fiscal years ended June 30, 2002, 2001 and 2000 of those persons who were at June 30, 2002 (i) the chief executive officer, (ii) one of the four other most highly compensated executive officers whose annual salary and bonuses exceeded $100,000 or (iii) any other executive officer who would have qualified under sections (i) or (ii) of this paragraph but for the fact that the individual was not serving as an executive officer of the registrant at the end of the 2002 fiscal year (collectively, the "Named Officers").

                                             SUMMARY COMPENSATION TABLE
 ------------------------------------------------------------------------------------------------------------------

                                                  Annual  Compensation              Long Term Compensation Awards
                                      -------------------------------------------  --------------------------------
                                                                                   Securities
                                      Fiscal   Salary    Bonus     Other Annual    Underlying  All Other
Name and Principal Position            Year     ($)       ($)     Compensation(1)  Options     Compensation ($)(2)
---------------------------------     -------------------------------------------  ----------  --------------------
Peter C. Farrell                        2002   365,000   213,399              ---      80,000                11,000
President and                           2001   330,000   228,055           18,375      80,000                 5,100
Chief Executive Officer                 2000   300,000   201,938           36,750      80,000                 4,800

Christopher G. Roberts                  2002   172,800    75,882             ----      20,000                13,824
Executive Vice President                2001   129,092    69,819             ----      20,000                 9,651
                                        2000   138,644    85,674             ----      20,000                22,949

Curt Kenyon                             2002   165,000    83,217            7,200      12,000                10,390
Sr. VP, Telemedicine and Informatics    2001   150,000    78,083            7,200      13,500                 5,100
                                        2000   132,000    57,501            7,200      12,000                 4,800

Deirdre Stewart                         2002   150,000    62,449             ----      10,000                11,000
Vice President, Strategic               2001   139,082    58,045             ----      12,000                 5,100
Clinical Initiatives                    2000   122,000    44,742             ----      12,000                 4,800

Norman W. DeWitt                        2002   140,000    49,319             ----      10,000                11,000
Vice President and General Counsel      2001   120,000    38,844             ----      10,000                 4,943
                                        2000   107,021    38,577             ----       8,000                 4,492
 ------------------------------------------------------------------------------------------------------------------

(1)  Represents  cash  value  of  company  provided  vehicle
(2)   Represents  contributions  to  defined  contribution  plans

STOCK  OPTIONS
--------------

                                  OPTION GRANTS IN LAST FISCAL YEAR
---------------------------------------------------------------------------------------------------------------
                                             Individual Grants
                        Number  of   % of Total                                  Potential Realizable Value at
                        Securities   Options                                     Assumed  Annual Rates of Stock
                        Underlying   Granted to    Exercise or                   Price  Appreciation  for
                        Options      Employees in  Base Price                    Option  Term  (2)
Name                    Granted (1)  Fiscal Year   ($/Sh)       Expiration Date      5%          10%
Peter C. Farrell             80,000  6.0%          $ 50.55      July 1, 2011     $2,229,571   $5,491,540
Christopher G. Roberts       20,000  1.5%          $ 50.55      July 1, 2011     $  557,393   $1,372,885
Curt Kenyon                  12,000  0.9%          $ 50.55      July 1, 2011     $  334,436   $  823,731
Deirdre Stewart              10,000  0.8%          $ 50.55      July 1, 2011     $  278,696   $  686,443
Norman DeWitt                10,000  0.8%          $ 50.55      July 1, 2011     $  278,696   $  686,443
---------------------------------------------------------------------------------------------------------------

(1) Represents options granted under our 1997 Equity Participation Plan, which are exercisable starting 12 months after the grant date, with 33% of the shares covered thereby becoming exercisable at that time and an additional 33% of the option shares becoming exercisable on each successive anniversary date, with all option shares exercisable beginning on the third anniversary date. Under the terms of the 1997 Plan, this exercise schedule may be accelerated in certain specific situations. In addition, we have the right to require the surrender of outstanding options upon the grant of lower priced options to the same individual.

(2) Assumed annual rates of stock appreciation for illustrative purposes only. Actual stock prices will vary from time to time based upon market factors and our financial performance. No assurance can be given that such rates will be achieved.

The following table sets forth information concerning the stock option exercises by our Named Officers during the fiscal year ended June 30, 2002 and the unexercised stock options held at June 30, 2002 by the Named Officers.


                             AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
----------------------------------------------------------------------------------------------------------------------------------
                                                     Number  of  Securities
                                                     Underlying  Unexercised             Value  of  Unexercised  In-the-
                                                     Options at FY- End                  Money Options at FY- End(1)
                        Shares Acquired  Value       -------------   ---------------     -------------   ---------------
Name                    on Exercise      Realized    Exercisable     Unexercisable         Exercisable   Unexercisable
---------------------   ---------------  --------    -------------   ---------------     -------------   ---------------
Peter C. Farrell                 38,530  $1,641,444  132,632         160,002             $  2,304,526    $      682,858
Christopher G. Roberts                0  N/A          80,001          39,999             $  1,634,569    $      170,696
Curt Kenyon                      18,608  $  626,710    7,226          21,000             $     65,257    $      107,200
Deirdre Stewart                       0  N/A           8,685          22,000             $    236,703    $      102,425
Norman DeWitt                    20,000  $  756,000   42,267          19,333             $    863,598    $       74,652
----------------------------------------------------------------------------------------------------------------------------------

(1) Represents the amount by which the closing sales price of our common stock on the New York Stock Exchange on June 28, 2002 ($29.40 per share) multiplied by the number of shares to which the options apply exceeded the aggregate exercise price of such options.

The total number of shares of Common Stock under the 1997 Equity Participation Plan authorized for issuance upon exercise of options and other awards, or upon vesting of restricted or deferred stock awards was initially established at 1,000,000 and increases at the beginning of each fiscal year, commencing on July 1, 1998, by an amount equal to 4% of the outstanding Common Stock on the last day of the preceding fiscal year. The maximum number of shares of Common Stock issuable upon exercise of incentive stock options granted under the 1997 Plan, however, cannot exceed 8,000,000. Furthermore, the maximum number of shares which may be subject to options, rights or other awards granted under the 1997 Plan to any individual in any calendar year cannot exceed 300,000.

The following table summarizes information about stock options outstanding at June 30, 2002. All of our equity compensation plans have been approved by our shareholders.




------------------------------------------------------------------------------------------
                  Number Outstanding at  Weighted Average              Number Exercisable
Exercise Prices   June 30, 2002          Remaining Contractual Years   June 30, 2002
0  - $10            508,810              4.01                            508,810
11 - $20          1,107,355              6.75                            747,166
21 - $30            973,803              8.43                            267,121
31 - $40            357,330              8.88                            104,446
41 - $50             50,300              9.37                              3,501
51 - $60          1,203,400              9.09                                  0
                  4,200,998              7.69                          1,631,044
------------------------------------------------------------------------------------------


The following table summarizes outstanding stock option plan balances as at June 30, 2002

------------------------------------------------------------------------------------------
                     Number of securities
Plan Category        to be issued upon                          Number of securities
                     exercise of           Weighted-average     remaining available for
                     outstanding           exercise price of    future issuance under
                     options               outstanding options  equity compensation plans
Equity compensation
plans approved by
security holders     4,200,998             $27.94               763,491
------------------------------------------------------------------------------------------
Total                4,200,998             $27.94               763,491
------------------------------------------------------------------------------------------


                      REPORT OF THE COMPENSATION COMMITTEE
                      ------------------------------------

INTRODUCTION

Decisions regarding compensation of the Company's officers are made based on recommendations by the Compensation Committee, which is composed of three independent Directors. The Compensation Committee decisions on compensation of the Company's executive officers are reviewed and approved by the full Board. Set forth below is a report submitted by Donagh McCarthy, Gary Pace and Christopher Bartlett in their capacity as members of the Board's Compensation Committee addressing the Company's compensation policies for fiscal year 2002 as they affected executive officers of the Company, including the Chief Executive Officer and the other Named Officers.

GENERAL  PHILOSOPHY

The Compensation Committee reviews and determines salaries, bonuses and all other elements of the compensation packages offered to the executive officers of the Company, including its Chief Executive Officer, and establishes the general compensation policies of the Company.

The Company desires to attract, motivate and retain high quality employees who will enable the Company to achieve its short and long term strategic goals and values. The Company participates in a high-growth environment where substantial competition exists for skilled employees. The ability of the Company to attract, motivate and retain high caliber individuals is dependent in large part upon the compensation packages it offers.

The Company believes that its executive compensation programs should reflect the Company's financial and operating performance. In addition, individual contribution to the Company's success should be supported and rewarded.

The 1993 Omnibus Budget Reconciliation Act ("OBRA") became law in August 1993. Under the law, income tax deductions of publicly-traded companies in tax years beginning on or after January 1 1994 may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises, and non-qualified benefits) for certain executive officers exceeds $1 million (less the amount of any "excess parachute-payments" as defined in Section 280G of the
Code) in any one year. Under OBRA, the deduction limit does not apply to payments which qualify as "performance-based". To qualify as "performance-based," compensation payments must be based solely upon the achievement of objective performance goals and made under a plan that is administered by a committee of outside directors. In addition, the material terms of the plan must be disclosed to and approved by shareholders, and the Compensation Committee must certify that the performance goals were achieved before payments can be made. We do not have any cash payment plans that qualify as "performance-based"; however, option grants made under our 1997 Equity Participation Plan may qualify as "performance-based" compensation in part, so long as grants are made by the Committee at exercise prices that are equal to or greater than the fair market value of our common stock on the date of grant.

The Committee intends to design the Company's compensation programs to conform with the OBRA legislation and related regulations so that total compensation paid to any employee will not exceed $1 million in any one year, except for compensation payments which qualify as "performance-based." The Company may, however, pay compensation which is not deductible in limited circumstances when sound management of the Company so requires.

The Company's executive and key employee compensation program consists of a base salary component, a component providing the potential for an annual bonus based on relevant Company performance and a component providing the opportunity to earn stock options linking the employee's long-term financial success to that of the shareholders.

COMPENSATION

Base  Salary

Officers are compensated with salary ranges that are generally based on similar positions in companies of comparable size and complexity to the Company. In addition, the Company uses industry compensation surveys, such as Radford and PriceWaterhouseCoopers, in determining compensation. The primary level of compensation is based on a combination of years of experience and performance. The salary of all officers is reviewed annually with the amount of the increases based on factors such as Company performance, general economic conditions, marketplace compensation trends and individual performance.

In fiscal year 2002, the Board approved salary increases for the Named Officers as follows:

Peter C. Farrell               11%
Christopher G. Roberts*        33%
Norman W. DeWitt               17%
Curt Kenyon                    10%
Deirdre Stewart                 9%

* A survey of Christopher Roberts' position was conducted by PriceWaterhouseCoopers. The survey provided benchmarking data which indicated a need for a market adjustment of the base pay for Christopher Roberts.

Bonus

The second compensation component is a bonus program under the Company's Bonus Plan. Bonuses are primarily based on the Company's annual financial performance and secondarily on the performance of the individual. Target bonuses generally range from 40% to 60% of base salary. The measures of annual financial performance used in determining the amount of bonuses include sales, expenses, and profitability. The bonus plan allows for over-achievement of the target bonus based on a formula approved in advance by the Committee. The formula is similar to that described below for the CEO, but with target criteria specific to the officer's role.

Stock  Options

The third major component of the officer's compensation consists of stock options. The primary purpose of granting stock options is to link the officers' financial success to that of the shareholders of the Company. The exercise price of stock options is determined by the Compensation Committee at the time the option is granted, but generally may not be less than the prevailing market price of the Company's common stock as of the date of grant. Options become exercisable commencing a minimum of twelve months from the date of grant and are exercisable for a maximum period of 10 years from the date of grant, as determined by the Compensation Committee.

Stock options were issued to Officers of the Company during fiscal year 2002 in accordance with the provisions of the Company's 1997 Equity Participation Plan.

CEO  COMPENSATION

The compensation of our CEO is based upon the performance of the Company and the important role Dr. Farrell plays within the Company as its founder, President and Chief Executive Officer, as a member of the boards of the Company's principal subsidiaries and as an active participant in new product and corporate development.

The CEO's target bonus is 60% of his base salary. Fifty percent of the CEO's target bonus is based on achieving budgeted revenue targets and 50% is based on achieving budgeted group profitability, excluding non-recurring items such as gains from debt repurchases. Budget targets are determined by the Board of Directors at the beginning of each fiscal year. The linear bonus formula allows for receiving 50% of the target bonus at 75% of the budget target, 100% of the target bonus at 100% of budget, 150% of the target bonus at 125% of budget, and so on. There is no bonus paid for achievement of less than 75% of budget.

Compensation  Committee  of  the  Company's  Board  of  Directors:
Christopher  Bartlett  (Chairman)
Donagh  McCarthy
Gary  Pace
Dated:  September  23,  2002

The above report of the Compensation Committee will not be deemed to be incorporated by reference to any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the same by reference.

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

The Compensation Committee of the Board of Directors is responsible for executive compensation decisions as described below under "Committees of the Board of Directors." During fiscal year 2002, the committee consisted of Dr. Christopher Bartlett (Chairman), Mr. Donagh McCarthy and Dr. Gary Pace.

PERFORMANCE  GRAPH

Set forth below is a line graph comparing the cumulative shareholder return on our common stock against the cumulative total return of the S&P 500 Index and the S&P Healthcare Equipment and Supplies Index for the period commencing June 30, 1997, assuming an investment of $100 on June 30, 1997.


                                     [GRAPH]

                                        June 30,   June 30,   June 30,  June 30,   June 30,   June 30,
                                            1997       1998       1999      2000       2001       2002
                                       ---------  ---------  ---------  ---------  ---------  ---------
ResMed Inc. . . . . . . . . . . . . .  $  100.00  $  185.97  $  270.92  $  436.73  $  825.31  $  480.00
S&P 500 . . . . . . . . . . . . . . .  $  100.00  $  128.10  $  155.08  $  164.34  $  138.33  $  111.83
S&P Healthcare Equipment and Supplies  $  100.00  $  131.09  $  159.83  $  174.58  $  167.92  $  163.25


SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission, or the Commission, initial reports of ownership and reports of change in ownership of our common stock and other equity securities. Officers, directors and greater than ten-percent shareholders who are affiliates of the Company are required by Commission regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of copies of such forms received by the Company with respect to Fiscal 2002, or written representations from certain reporting persons, we believe that during Fiscal 2002 all of our directors and executive officers and persons who own more than 10% of our common stock have complied with the reporting requirements of Section 16(a).

                             AUDIT COMMITTEE REPORT
                             ----------------------

The Audit Committee of the Company's Board of Directors is comprised of independent directors as required by the listing standards of the New York Stock Exchange. The members of the Audit Committee are Michael A. Quinn, Donagh McCarthy and Gary Pace. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, which is included as Appendix "A" to this proxy statement.

The role of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the Company's financial statements as well as the Company's financial reporting process, principles and internal controls. The independent auditors are responsible for performing an audit of the Company's financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

In this context, the Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the year ended June 30, 2002 with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the auditors their independence from the Company.

The members of the Audit Committee are not engaged in the accounting or auditing profession and are not involved in day-to-day operations of the Company. In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinion, reports and statements presented to them by management of the Company and by the independent auditors. As a result, the Audit Committee's oversight and the review and discussions referred to above do not assure that management has maintained adequate financial reporting processes, principles and internal controls, that the Company's financial statements are accurate, that the audit of such financial statements has been conducted in accordance with generally accepted auditing standards or that the Company's auditors meet the applicable standards for auditor independence.

Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended June 30, 2002, for filing with the Securities and Exchange Commission.

Michael  A.  Quinn  (Chairman)
Donagh  McCarthy
Gary  Pace
SEPTEMBER  23,  2002

The above report of the Audit Committee will not be deemed to be incorporated by reference to any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the same by reference.


                            MATTERS TO BE ACTED UPON
                            ------------------------

PROPOSAL  1.     ELECTION  OF  DIRECTORS

Our bylaws authorize a Board of Directors with between 1 and 13 members, with the exact number to be specified by the Board of Directors from time to time. The Board of Directors determined that the number of directors constituting the full Board of Directors should increase from six to seven and appointed Louis A. Simpson on May 2, 2002, to fill the resulting vacancy.

The Board is divided into three classes. One such class is elected every year at the Annual Meeting of Shareholders for a term of three years. The class of directors whose term expires in 2002 has three members, Christopher G. Roberts, Donagh McCarthy and Louis A. Simpson. Accordingly, three directors are to be elected at the 2002 Annual Meeting of Shareholders, who will hold office until the 2005 Annual Meeting of Shareholders or until the director's prior death, disability, resignation or removal.

The Board of Directors has nominated Christopher G. Roberts, Donagh McCarthy and Louis A. Simpson for re-election as directors. Proxies are solicited in favor of these nominees and will be voted for them unless otherwise specified. If Christopher G. Roberts, Donagh McCarthy or Louis A. Simpson become unable or unwilling to serve as directors, it is intended that the proxies will be voted for the election of such other person, if any, as shall be designated by the Board of Directors.

Information concerning the nominees for director and the other directors who will continue in office after the meeting is set forth below:

-----------------------------------------------------------------------------------------------------------
Name                         Age  Position with the Company
-----------------------------------------------------------------------------------------------------------
Peter C. Farrell(2)           60  President, Chief Executive Officer and Chairman of the Board of Directors
Christopher G. Roberts (1)    48  Executive Vice President and Director
Donagh McCarthy (1) (4) (5)   55  Director
Gary W. Pace (2)(4)(5)        54  Director
Michael A. Quinn (3)(4)       54  Director
Christopher Bartlett(3)(5)    58  Director
Louis A. Simpson(1)           65  Director
-----------------------------------------------------------------------------------------------------------

(1)  Term  expires  2002
(2)  Term  expires  2003
(3)  Term  expires  2004
(4)  Member  of  Audit  Committee
(5)  Member  of  Compensation/Nominating/Governance  Committee

     PETER C. FARRELL, PH.D., has been President and a director since ResMed's inception in June 1989 and Chief Executive Officer since July 1990. From July 1984 to June 1989, Dr. Farrell served as Vice President, Research and Development at various subsidiaries of Baxter International, Inc. ("Baxter") and from August 1985 to June 1989, he also served as Managing Director of the Baxter Center for Medical Research Pty Ltd., a subsidiary of Baxter. From January 1978 to December 1989, he was Foundation Director of the Center for Biomedical Engineering at the University of New South Wales where he currently serves as a Visiting Professor. He holds a B.E. in chemical engineering with honors from the University of Sydney, an S.M. in chemical engineering from the Massachusetts Institute of Technology, a Ph.D. in chemical engineering and bioengineering from the University of Washington, Seattle and a D.Sc. from the University of New South Wales. Dr. Farrell was named 1998 San Diego Entrepreneur of the Year for Health Sciences and Australian Entrepreneur of the Year in 2001. In August 2000, he was named Vice Chairman of the Executive Council of the Harvard Medical School Division of Sleep Medicine. In addition to his responsibilities with ResMed, Dr. Farrell is a Director of Cardiodynamics Inc. (NASDAQ ticker: CDIC)

     CHRISTOPHER G. ROBERTS, PH.D., joined ResMed in August 1992 as Executive Vice President. He has been a director since September 1992. He also served as a director from August 1989 to November 1990. In addition to his responsibilities with ResMed, Dr. Roberts is Chairman of Sirtex Medical Limited (ASX ticker:
SRX), a medical device company commercializing innovative technology for the treatment of liver cancer. From February 1989 to June 1992, Dr. Roberts served in various positions, most recently as Vice President-Clinical and Regulatory Affairs, with medical device subsidiaries of Pacific Dunlop Limited, a large multinational manufacturing company. From January 1984 to December 1988, he served as President of BGS Medical Corporation, a medical device company that was acquired in September 1987 by Electro Biology Inc. ("EBI"), at which time he became Vice President-Clinical and Regulatory Affairs of EBI. Dr. Roberts holds a B.E. in chemical engineering with honors from the University of New South Wales, a M.B.A. from Macquarie University and a Ph.D. in biomedical engineering from the University of New South Wales.

     DONAGH MCCARTHY has served as a director since November 1994. Mr. McCarthy is currently the President and CEO of Protiveris Inc., a Maryland based biotechnical startup Company. From September 1996 to January 2000, he was President of RMS Inc., an affiliate of Baxter Healthcare. From June 1993 until September 1996, he was the President of the North America Renal Division of Baxter. Prior to that, Mr. McCarthy was General Manager and Director of Baxter Japan KK from March 1988. Mr. McCarthy held various positions at Baxter since 1982, including that of Vice President-Global Marketing, Strategy and Product Development. Mr. McCarthy received a bachelor's degree in engineering from the National University of Ireland and a M.B.A. from the Wharton School, University of Pennsylvania.

     GARY W. PACE, PH.D., has served as a director since July 1994. Dr. Pace is currently a Visiting Scientist at the Massachusetts Institute of Technology
(MIT) and a Director of Transition Therapeutics, Protiveris Inc., and CTour A/S. From 1995 to 2001 Dr. Pace was President and CEO of RTP Pharma. From 2000 to 2002 Dr. Pace was Chairman and CEO of Waratah Pharmaceuticals Inc., a spin-off company from RTP Pharma. From 1993 to 1994, he was the founding President and Chief Executive Officer of Transcend Therapeutics Inc. (formerly Free Radical Sciences Inc.), a biopharmaceutical company. From 1989 to 1993, he was Senior Vice President of Clintec International, Inc., a Baxter/Nestle joint venture and manufacturer of clinical nutritional products. Dr. Pace holds a B.Sc. with honors from the University of New South Wales and a Ph.D. from MIT.

     MICHAEL A. QUINN has served as a director since September 1992. Since April 1999, Mr. Quinn has been the Chief Executive Officer of Innovation Capital, an Australian/U.S. venture capital fund. From February 1992 to April 1999, he was a management and financial consultant. From July 1988 to January 1992, he served as Executive Chairman of Phoenix Scientific Industries Limited, a manufacturer of health care and scientific products. Mr. Quinn holds a B.Sc. in physics and applied mathematics and a B.Ec. from the University of Western Australia and a M.B.A. from Harvard University.

     CHRISTOPHER BARTLETT, PH.D., has served as a director since October 2000, and holds the Thomas D. Casserly Chair of Business Administration at Harvard Business School where he currently teaches courses in global strategy, organization and management. Professor Bartlett has both masters and doctorate degrees in business administration from Harvard University. Before joining the faculty of Harvard Business School, Dr. Bartlett was a marketing manager with Alcoa in Australia, a management consultant in McKinsey's London office, and general manager at Baxter Laboratories' subsidiary company in France. He is also a graduate of the University of Queensland.

     LOUIS A. SIMPSON has served as a director since May 2002. Since May 1993 Mr. Simpson has been President and Chief Executive Officer, Capital Operations of GEICO Corporation. From 1985 to 1993 he served as Vice Chairman of the Board of GEICO Corporation. Mr. Simpson joined GEICO Corporation and Government Employees Insurance Company (GEICO) in September 1979 as Senior Vice President and Chief Investment Officer. Prior to joining GEICO, Mr. Simpson was President and Chief Executive Officer of Western Asset Management, a subsidiary of the Los Angeles-based Western Bancorporation. Previously he was a partner at Stein Roe and Farnham, a Chicago investment firm, and an instructor of economics at Princeton University. A graduate of Ohio Wesleyan University, Mr. Simpson subsequently received a master's degree in economics from Princeton University. He is a director of AT&T, Western Asset Funds, Inc., Pacific American Income Shares Inc., and a trustee of Western Asset Premier Bond Fund. Mr. Simpson is presently a member of the endowment committee of Ohio Wesleyan University. He also serves as a trustee for the Cate School, the University of California San Diego Foundation, the Urban Institute and the Woodrow Wilson National Fellowship Foundation. He is also chair of the Scripps Institution of Oceanography Council.

COMMITTEES  OF  THE  BOARD  OF  DIRECTORS

The Board of Directors has two committees to assist in the management of our affairs: the Compensation/Nominating/Governance Committee and the Audit Committee.

Compensation/Nominating/Governance  Committee;  Audit  Committee

The Compensation Committee currently consists of Dr. Christopher Bartlett (Chairman) and Mr. Donagh McCarthy. The Committee administers our 1995 Option Plan and 1997 Equity Participation Plan and has the authority to grant options under the latter plan. The Committee also makes recommendations regarding the compensation payable, including compensation under the Company's bonus plan, to our senior executive officers. In June 2002 the Committee's responsibilities were expanded to include selection and nomination of new ResMed Inc. directors and corporate governance issues.

The Audit Committee currently consists of Messrs. Michael A. Quinn (Chairman), Donagh McCarthy and Dr. Gary Pace. This committee assists the Board in fulfilling its functions relating to corporate accounting and reporting practices and financial and accounting controls. Mr. Louis Simpson will be replacing Dr. Pace on this Committee beginning September 30, 2002.

The Compensation Committee met twice and the Audit Committee met four times during fiscal year 2002. These committees also met informally by telephone during the fiscal year as the need arose.

Board  Meetings  and  Compensation

 The Board of Directors held five meetings during fiscal year 2002. Each director attended 100% of the aggregate of the total number of meetings of the Board of Directors held during such period and the total number of meetings held during such period by the committees of the Board of Directors on which that director served, except that Mr. Simpson was unable to attend the June Board meeting following his appointment to the Board in May.

Each director who is not an employee of ResMed received an annual fee of $10,000 for his service as a director during fiscal 2002. In addition, each director is reimbursed for his travel expenses for attendance at all such meetings. Directors who are not employees also hold and receive stock options under our 1995 Option Plan and 1997 Equity Participation Plan. During fiscal year 2002, the directors received 16,000 stock options each at an exercise price of $52.20, except for Mr. Simpson who received 9,000 stock options at an exercise price of $33.15 upon his appointment to the Board of Directors. These levels of stock option award are below the automatic grant levels in the 1997 Equity
Participation Plan approved by shareholders, as the directors waived their entitlement to the full automatic grant of 20,000 shares. The options vest one third at a time annually after grant.

Medical  Advisory  Committee

In addition to the committees of the Board of Directors, we have an independent Medical Advisory Committee. The Medical Advisory Committee comprises leading physicians in sleep medicine who advise the board with respect to reviewing our current and proposed product lines from a medical perspective.

Required  Vote

Assuming a quorum is present, directors will be elected by a favorable vote of a plurality of the aggregate votes cast, in person or by proxy, at the meeting. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the election of candidates for director. In addition, a simple majority of the shares voting may elect all of the directors.

Unless instructed to the contrary, the shares represented by the proxies will be voted FOR the election of the three nominees named above as directors. Although it is anticipated that the nominees will be able to serve as directors, should a nominee become unavailable to serve, the proxies will be voted for such other person or persons as may be designated by our Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH NOMINEE TO THE BOARD OF DIRECTORS.


PROPOSAL  2.     RATIFICATION  OF  SELECTION  OF  AUDITORS
                 -----------------------------------------

The firm of KPMG LLP, our independent auditors for the fiscal year ended June 30, 2002, was selected by the Board of Directors, upon recommendation of the Audit Committee, to act in the same capacity for the fiscal year ending June 30, 2003. Neither the firm nor any of its members has any relationship with us nor any of our affiliates except in the firm's capacity as our auditor.

Representatives of KPMG LLP are expected to be present at the meeting and will have the opportunity to make statements if they so desire and respond to appropriate questions from the shareholders.

Required  Vote

The proposal to ratify the selection of our independent auditors requires the affirmative vote of a majority of the aggregate votes cast, in person or by proxy, at the meeting. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the ratification of KPMG LLP as our independent auditors.

Unless instructed to the contrary, properly executed proxies will be voted FOR ratification of the selection of KPMG LLP as our independent auditors.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE RATIFICATION OF THE SELECTION OF KPMG LLP AS OUR INDEPENDENT AUDITORS.

AUDIT  FEES

The aggregate fees billed for professional services rendered by KPMG LLP for the audit of our annual financial statements for the 2002 fiscal year and the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for the 2002 fiscal year were $204,961.

FINANCIAL  INFORMATION  SYSTEMS  DESIGN  AND  IMPLEMENTATION  FEES

KPMG LLP did not render any professional services to us of the type described in Rule 2-01(c)(4)(ii) of Regulation S-X during the 2002 fiscal year.

ALL  OTHER  FEES

The aggregate fees billed for services rendered by KPMG LLP, other than fees for the services referenced under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees," during the 2002 fiscal year were $10,000 which related to non-audit services.


PROPOSAL  3.     OTHER  BUSINESS
                 ---------------

The Board of Directors does not know of any other business to be presented to the Annual Meeting of Shareholders. If any other matters properly come before the meeting, however, the persons named in the enclosed form of proxy will vote the proxy in accordance with their best judgment.

                  SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING
We expect to hold our 2003 Annual Meeting of Shareholders on November 10, 2003. In order for shareholder proposals otherwise satisfying the eligibility requirements of Rule 14a-8 under the Exchange Act to be considered for inclusion in our Proxy Statement for our 2003 Annual Meeting, they must be received by us at our principal office in Poway, California, on or before June 2, 2003. In addition, if a shareholder desires to bring business (including director nominations) before our 2003 Annual Meeting of Shareholders that is not the subject of a proposal timely submitted for inclusion in our Proxy Statement as described above, written notice of such business must be received by our Secretary at our principal office in Poway, California, on or before August 16, 2003. If such notice is not received by August 16, 2003, such notice will be considered untimely under Rule 14a-4(c)(1) of the Commission's proxy rules, and we will have discretionary voting authority under proxies solicited for the 2003 Annual Meeting of Shareholders with respect to such proposal, if presented at the meeting.


By  Order  of  the  Board  of  Directors

Walter  Flicker
Secretary
Dated:  September  23,  2002

                                   APPENDIX A
                                   RESMED INC.

                       AUDIT COMMITTEE CHARTER, MAY, 2000

ROLE
----

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities for management's conduct of the Company's financial reporting processes.

MEMBERSHIP  AND  MEETINGS
-------------------------

The Audit Committee shall be comprised of not less than three members of the Board of Directors. The Committee's composition will meet the requirements of the New York Stock Exchange. Accordingly, the members of the Audit Committee will be directors:

None of whom has any relationship to the Company that may interfere with the exercise of independence from management and the Company; and

All of whom, as determined by the Board of Directors in its business judgment, are financially literate or will become financially literate within a reasonable period of time after appointment to the Committee and at least one of whom, as so determined by the Board of Directors, has accounting or related financial management expertise.

The Audit Committee will establish its meeting schedule, including executive sessions with management, internal audit staff and the outside auditors.

RESPONSIBILITIES
----------------

The Company's management is responsible for preparing the Company's financial statements and the outside auditors are responsible for auditing the financial statements. Additionally, the Company's financial management including the internal audit staff, as well as the outside auditors, have more time, knowledge and more detailed information of the Company than does the Audit Committee. Consequently, the Audit Committee's role is one of oversight and it does not provide any expert assurance or certification as to the Company's financial statements or the work of the outside auditors or that of the internal audit staff. However, the outside auditor and the internal audit staff are ultimately accountable to the Board of Directors and the Audit Committee.

The following functions are the common recurring activities of the Audit Committee in carrying out its oversight function:

The Audit Committee will review and discuss with management the audited financial statements.

The Audit Committee will discuss with the outside auditors the matters required to be discussed by Statement of Auditing Standards No. 61.

The  Audit  Committee  will:

Annually request from the outside auditors, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board No. 1;

Discuss with the outside auditors any such disclosed relationships and their impact on the outside auditors' independence; and

Recommend that the Board of Directors take appropriate action in response to the outside auditors' report to satisfy itself of the auditors' independence.

The Audit Committee will discuss with management, the internal audit staff and the outside auditors the adequacy of the Company's internal controls.

The Audit Committee, based on the above review and discussions, will make a recommendation to the Board of Directors as to the inclusion of the Company's audited financial statements in the Company's Annual Report to the Securities and Exchange Commission on Form 10-K.

The Audit Committee has the responsibility to evaluate the outside auditor and to recommend to the Board of Directors the retention of and, where appropriate, replacement of the outside auditors.

The Audit Committee will review the adequacy of this Charter on an annual basis and recommend any changes believed to be appropriate to the Board of Directors.


As  adopted  on  May  10,  2000